Exhibit 10.1

AMENDMENT NO. 8 TO THE SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT BETWEEN

STEPHEN G. BERMAN AND JAKKS PACIFIC, INC.

THIS AMENDMENT NO. 8 TO THE SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Amendment") is entered into on March 30, 2023 (the “Effective Date"), by and between Stephen G. Berman ("Berman" or "Executive") and JAKKS Pacific, Inc., a Delaware Corporation (the "Company"). The Company and Executive are sometimes referred to herein, each a "Party" and, collectively, the "Parties."

W I T N E S SE TH:

WHEREAS, Executive is currently employed by the Company pursuant to that certain Second Amended and Restated Employment Agreement, dated November 11, 2010 (the "2010 Amended and Restated Employment Agreement"), between Executive and the Company, as modified by the October 20, 2011 letter amendment (the "2011 Amendment"), and as amended by Amendment Number One, dated September 12, 2012 (the "2012 Amendment"), Amendment Number Two, dated June 7, 2016 (the "2016 Amendment"), Amendment Number Three, dated August 9, 2019 (the "August 2019 Amendment"), Amendment Number Four, dated November 18, 2019 (the "November 2019 Amendment"); Amendment Number Five, dated February 18, 2021 (the "February 2021 Amendment"); and Amendment Number Six, dated July 26, 2021 (the "July 2021 Amendment"), and Amendment Number Seven, dated October 25, 2022 (the “October 2022 Amendment”) (the 2010 Amended and Restated Employment Agreement, together with and as amended by the 2011 Amendment, the 2012 Amendment, the 2016 Amendment, the August 2019 Amendment, the November 2019 Amendment, the February 2021 Amendment, the July 2021 Amendment and the October 2022 Amendment are referred to as the "Amended Employment Agreement"); and

WHEREAS the Parties desire to further amend the terms of the Amended Employment Agreement on the terms and subject to the conditions set forth in this Amendment No. 7 (the Amended Employment Agreement, as amended by this Amendment No. 7, referred to as the "Employment Agreement").

NOW THEREFORE, in consideration of the premises and the mutual covenants and obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, pursuant to Section 21 of the 2010 Amended and Restated Employment Agreement and subject to the terms and conditions set forth herein, agree as follows:

1.         Definitions. All references in the Amended Employment Agreement to "this Agreement" shall be deemed to refer to the Employment Agreement (including as amended by this Amendment). Capitalized terms not defined herein shall have the meanings set forth for such terms in the Amended Employment Agreement.

2.         Amendments. The Parties hereby agree that, effective upon the Effective Date, the Amended Employment Agreement shall be deemed amended as follows:

(a)         Section 3(a) of the Amended Employment Agreement is amended by deleting the current provision in its entirety and inserting, in lieu thereof, the following:

“a. Base Salary. As compensation for his services hereunder, the Company shall pay to Executive a base salary (“Base Salary”) effective as of January 1, 2023 at the annual rate of $1,800,000.00, and for each subsequent calendar year during the Term at an annual rate to be determined by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”), but that is at least $25,000.00 more than the annual rate in the immediately preceding calendar year. The Base Salary shall be paid to Executive in substantially equal installments in accordance with the Company’s payroll practices, subject to any required tax withholding.”

3.         Ratification; Effect of Amendment. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations, covenants or rights contained in the Amended Employment Agreement, all of which are ratified and confirmed in all respects by the Parties and shall continue in full force and effect. Each reference to the Employment Agreement or Amended Employment Agreement hereafter made in any document, agreement, instrument, notice or communication shall mean and be a reference to the Employment Agreement, as amended and modified hereby.

4.         Miscellaneous.

(a)         This Amendment shall be governed and construed as to its validity, interpretation, and effect by the laws of the State of California, without reference to its conflicts of laws provisions.

(b)         The Section captions herein are for convenience of reference only, do not constitute part of this Amendment and shall not be deemed to limit or otherwise affect any of the provisions hereof.

(c)         Each party hereto acknowledges that it has had an opportunity to consult with counsel and has participated in the preparation of this Amendment. No party hereto is entitled to any presumption with respect to the interpretation of any provision hereof or the resolution of any alleged ambiguity herein based on any claim that the other party hereto drafted or controlled the drafting of this Amendment.

(d)         This Amendment and the documents referenced herein, constitute the entire agreement among the Parties with respect to this amendment of the Amended Employment Agreement and supersede all prior agreements, negotiations, drafts, and understandings among the Parties with respect to such subject matter. This Amendment can only be changed or modified pursuant to a written instrument referring explicitly hereto, and duly executed by each of the Parties.

(e)         This Amendment may be executed and delivered (by facsimile or PDF signature) in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first written above.

THE COMPANY:

JAKKS PACIFIC, INC.

By:

Name:          John Kimble

Title:          EVP-CFO

EXECUTIVE:

Name: Stephen G. Berman